Retirement Plans	12 Months Ended
Dec. 31, 2016
Compensation And Retirement Disclosure [Abstract]
Retirement Plans

Note 14.  Retirement Plans

Benefit Plans Sponsored by RRD

Prior to the separation, certain employees of the Company participated in certain pension and postretirement healthcare plans sponsored by RRD. In the Company’s combined financial statements prior to the separation, these plans were accounted for as multiemployer benefit plans, and as a result, the related net benefit obligations are not reflected in LSC Communications’ combined balance sheets as there were no unfunded contributions due at the end of the reporting period. Effective October 1, 2016 in connection with the separation, these plans were separated and the Company assumed certain net benefit plan obligations and plan assets that were previously recorded by RRD.  For RRD sponsored defined benefit and post-employment plans, the Company recorded net pension and postretirement income of $28 million for the nine months ended September 30, 2016, and $22 million and $24 million for the years ended December 31, 2015 and 2014, respectively. These amounts are reflected in cost of sales and selling, general and administrative expenses in the consolidated and combined statements of income.

LSC Communications’ Sponsored Benefit Plans

The Company is the sole sponsor of certain defined benefit pension plans, which have been reflected in the consolidated balance sheet as of December 31, 2016 and the combined balance sheet as of December 31, 2015. At the separation date, the Company assumed and recorded certain pension obligations and plan assets in single employer plans for the Company’s employees and certain former employees and retirees of RRD.  The Company recorded a net benefit plan obligation of $358 million as of October 1, 2016 related to these plans.  Additionally, the Company’s United Kingdom pension plan was transferred to RRD at the separation date, and as a result, the Company recorded a reduction in its net benefit plan asset of $7 million as of October 1, 2016.

The Company’s primary single employer defined benefit pension plans are frozen. No new employees will be permitted to enter those plans and participants will earn no additional benefits. The assets and certain obligations of the defined benefit pension plans transferred to the Company include a plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Qualified Plans”) and related non-qualified benefits (the “Non-Qualified Plan”). The Qualified Plans will be funded in conformity with the applicable government regulations, such that the Company from time to time contributes at least the minimum amount required using actuarial cost methods and assumptions acceptable under government regulations. The Non-Qualified Plan is unfunded, and the Company pays retiree benefits as they become due.

The Company engages outside actuaries to assist in the determination of the obligations and costs under these plans. The Company records annual income and expense amounts relating to its pension plans based on calculations which include various actuarial assumptions such as discount rates, mortality, assumed rate of return, compensation increases, and turnover rates. The Company reviews its actuarial assumptions on an annual basis and makes modifications to the assumptions based on current rates and trends when it is deemed appropriate to do so. The effect of modifications on the value of plan obligations and assets is recognized immediately within other comprehensive income (loss) and amortized into operating earnings over future periods. The Company believes that the assumptions utilized in recording its obligations under its plans are reasonable based on its experience, market conditions and input from its actuaries and investment advisors.

As of December 31, 2015, the Company changed the method used to estimate the interest cost components of net pension plan expense for its defined benefit pension plans. Historically, the interest cost components were estimated using a single weighted-average discount rate derived from the yield curve used to measure the projected benefit obligation at the beginning of the period. The Company has elected to use a full yield curve approach in the estimation of these interest components of net pension plan expense by applying the specific spot rates along the yield curve used in the determination of the projected benefit obligation to the relevant projected cash flows. The Company made this change to improve the correlation between projected benefit cash flows and the corresponding yield curve spot rates and to provide a more precise measurement of interest costs. This change does not affect the measurement and calculation of the Company’s total benefit obligations. The Company accounted for this change as a change in estimate and accordingly accounted for it prospectively starting in the first quarter of 2016.

In the fourth quarter of 2015, the Company communicated to certain former Esselte employees the option to receive a lump-sum pension payment or commence annuity payments computed in accordance with statutory requirements, beginning in the second quarter of 2016. Payments to eligible participants who elected to receive a lump-sum pension payment or annuity were funded from existing pension plan assets and constituted a complete settlement of the Company’s pension liabilities with respect to these participants. The Company’s pension assets and liabilities were remeasured as of the payout date. The discount rates and actuarial assumptions used to calculate the payouts were determined in accordance with federal regulations. As of the remeasurement date, the reduction in the reported pension obligation for these participants was $35 million, compared to payout amounts of approximately $30 million. The Company recorded non-cash settlement charges of $1 million in selling, general and administrative expenses in the year ended December 31, 2016 in connection with the settlement payments. These charges resulted from the recognition in earnings of a portion of the actuarial losses recorded in accumulated other comprehensive loss based on the proportion of the obligation settled.

The Company made contributions of $5 million to its pension plans during the year ended December 31, 2016.  Based on the plans’ regulatory funded status, there are no required contributions for the Company’s two primary Qualified Plans in 2017.  The required contributions in 2017, primarily for the Non-Qualified Plan, are expected to be approximately $5 million to $7 million to its pension plans in 2017.

The benefit plan obligations are calculated using generally accepted actuarial methods and are measured as of December 31. Prior to the plan freezes, actuarial gains and losses were amortized using the corridor method over the average remaining service life of active plan participants. Actuarial gains and losses for frozen plans are amortized using the corridor method over the average remaining expected life of active plan participants.

The components of the net periodic benefit (income) expense were as follows:

	Pension Benefits
	2016		2015		2014
	Qualified	Non-Qualified & International	Qualified	Non-Qualified & International	Qualified	Non-Qualified & International
Service cost	$—	$—	$—	$—	$—	$—
Interest cost	24	6	7	9	6	11
Expected return on plan assets	(48)	(7)	(11)	(13)	(8)	(15)
Amortization of actuarial loss	6	1	—	1	—	1
Settlement	1	—	—	—	—	—
Net periodic benefit income	$(17)	$—	$(4)	$(3)	$(2)	$(3)

Weighted average assumption used to calculate net periodic benefit expense:
Discount rate	3.8%	3.8%	4.2%	3.8%	4.7%	4.6%
Expected return on plan assets	7.2%	7.2%	6.5%	6.3%	6.5%	7.0%

The accumulated benefit obligation for the LSC Communications sponsored defined qualified benefit pension plans was $2,439 million and $168 million at December 31, 2016 and December 31, 2015, respectively.  The accumulated benefit obligation for the LSC Communications sponsored defined non-qualified and international benefit pension plans was $90 million and $218 million at December 31, 2016 and 2015, respectively.

	Pension Benefits
	2016		2015
	Qualified	Non-Qualified & International	Qualified	Non-Qualified & International
Benefit obligation at beginning of year	$168	$220	181	241
Service cost	—	—	—	—
Interest cost	24	6	7	9
Actuarial gain	(186)	(7)	(14)	(3)
Settlement	(30)	—	—	—
Foreign currency translation	—	(27)	—	(11)
Benefits paid	(39)	(10)	(9)	(10)
Plan transfers prior to separation	—	—	—	(6)
Plan transfers from parent company	2,502	97	—	—
Plan transfers to parent company	—	(187)	—	—
Acquisitions	—	—	3	—
Benefit obligation at end of year	$2,439	$92	$168	$220

Fair value of plan assets at beginning of year	$169	$220	$182	$235
Actual return on assets	(93)	9	(6)	1
Settlement	(30)	—	—	—
Employer contributions	1	4	—	6
Acquisitions	—	—	2	—
Foreign currency translation	—	(27)	—	(12)
Plan transfers from parent company	2,241	—	—	—
Plan transfers to parent company	—	(194)	—	—
Benefits paid	(39)	(10)	(9)	(10)
Fair value of plan assets at end of year	$2,249	2	$169	$220

(Unfunded) funded status at end of year	$(190)	$(90)	$1	$—

	Pension Benefits
	2016		2015
	Qualified	Non-Qualified & International	Qualified	Non-Qualified & International
Prepaid pension cost (included in other noncurrent assets)	$4	$—	$2	$—
Accrued benefit cost (included in accrued liabilities)	—	(5)	—	—
Pension liabilities	(194)	(85)	(1)	—
Net (liabilities) assets recognized in the consolidated and combined balance sheets	$(190)	$(90)	$1	$—

The amounts included in accumulated other comprehensive loss in the consolidated and combined balance sheets, excluding tax effects, that have not been recognized as components of net periodic cost at December 31, 2016 and 2015 were as follows:

	Pension Benefits
	2016		2015
	Qualified	Non-Qualified & International	Qualified	Non-Qualified & International
Accumulated other comprehensive loss
Net actuarial loss	$(727)	$(25)	$(3)	$(60)
Total	$(727)	$(25)	$(3)	$(60)

The pre-tax amounts recognized in other comprehensive loss in 2016 as components of net periodic costs were as follows:

	Pension Benefits
	Qualified	Non-Qualified & International
Amortization of:
Net actuarial loss	$6	$1
Amounts arising during the period:
Net actuarial gain	46	9
Settlement	1	—
Total	$53	$10

Actuarial gains and losses in excess of 10.0% of the greater of the projected benefit obligation or the market-related value of plan assets were recognized as a component of net periodic benefit costs over the average remaining service period of a plan’s active employees. Unrecognized prior service costs or credits are also recognized as a component of net periodic benefit cost over the average remaining service period of a plan’s active employees. The amounts in accumulated other comprehensive loss that are expected to be recognized as components of net periodic benefit costs in 2017 are shown below:

	Pension Benefits
	Qualified	Non-Qualified & International
Amortization of:
Net actuarial loss	$17	$1

The weighted-average assumptions used to determine the net benefit obligation at the measurement date were as follows:

	Pension Benefits
	2016		2015
	Qualified	Non-Qualified & International	Qualified	Non-Qualified & International
Discount rate	4.3%	4.3%	4.6%	3.8%

The following table provides a summary of pension plans with projected benefit obligations in excess of plan assets as of December 31, 2016 and 2015:

	Pension Benefits
	2016		2015
	Qualified	Non-Qualified & International	Qualified	Non-Qualified & International
Projected benefit obligation	$2,306	$92	$3	$3
Fair value of plan assets	2,112	2	2	2

The following table provides a summary of pension plans with accumulated benefit obligations in excess of plan assets as of December 31, 2016 and 2015:

	Pension Benefits
	2016		2015
	Qualified	Non-Qualified & International	Qualified	Non-Qualified & International
Accumulated benefit obligation	$2,306	$90	$3	$—
Fair value of plan assets	2,112	1	2	—

The Company determines its assumption for the discount rate to be used for purposes of computing annual service and interest costs based on an index of high-quality corporate bond yields and matched-funding yield curve analysis as of the measurement date.

Benefit payments are expected to be paid as follows:

	Pension Benefits
	Qualified	Non-Qualified & International
2017	$123	5
2018	127	5
2019	132	5
2020	135	6
2021	139	6
2022-2026	740	30

Plan Assets

The Company’s overall investment approach for its primary Qualified Plan, is to reduce the risk of significant decreases in the plan’s funded status by allocating a larger portion of the plan’s assets to investments expected to hedge the impact of interest rate risks on the plan’s obligation. Over time, the target asset allocation percentage for the pension plan is expected to decrease for equity and other “return seeking” investments and increase for fixed income and other “hedging” investments. The assumed long-term rate of return for plan assets, which is determined annually, is likely to decrease as the asset allocation shifts over time. The expected long-term rate of return for plan assets is based upon many factors including asset allocation, historical asset returns, current and expected future market conditions, risk and active management premiums. The target asset allocation percentage as of December 31, 2016 for the primary Qualified Plan was approximately 60.0% for return seeking investments and approximately 40.0% for hedging investments.

During the year ended December 31, 2016, the Company adopted ASU 2015-07 “Fair Value Measurement: Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”.  The new guidance requires for investments valued using net asset value (“NAV”) to be classified as a reconciling item between the fair value hierarchy table shown below and the amount of investments in the balance sheet. The new pronouncement was adopted retroactively to the disclosure of 2015 assets.

The Company segregated its plan assets by the following major categories and levels for determining their fair value as of December 31, 2016 and 2015:

Cash and cash equivalents—Carrying value approximates fair value. As such, these assets were classified as Level 1.  The Company also invests in certain short-term investments which are valued using the amortized cost method.  As such, these assets were classified as Level 2.

Equity—The value of individual equity securities were based on quoted prices in active markets.  As such, these assets are classified as Level 1. Additionally, this category includes underlying securities in trust-owned life insurance policies which are invested in certain equity securities. These investments are not quoted on active markets; therefore, they are classified as Level 2.

Fixed income—Fixed income securities are typically priced based on a valuation model rather than a last trade basis and are not exchange-traded. These valuation models involve utilizing dealer quotes, analyzing market information, estimating prepayment speeds and evaluating underlying collateral. Accordingly, the Company classified these fixed income securities as Level 2. Fixed income securities also include investments in various asset-backed securities that are part of a government sponsored program. The prices of these asset-backed securities were obtained by independent third parties using multi-dimensional, collateral specific prepayments tables. Inputs include monthly payment information and collateral performance. As the values of these assets was determined based on models incorporating observable inputs, these assets were classified as Level 2. Additionally, this category includes underlying securities in trust owned life insurance policies which are invested in certain fixed income securities. These investments are not quoted on active markets; therefore, they are classified as Level 2.

Derivatives and other—This category includes investments in commodity and structured credit funds that are not quoted on active markets; therefore, they are classified as Level 2.

Real estate—The fair market value of real estate investment trusts is based on observable inputs for similar assets in active markets, for instance, appraisals and market comparables. Accordingly, the real estate investments were categorized as Level 2.

Investments measured at NAV as a practical expedient—The Company invests in certain equity, real estate and private equity funds that are valued at calculated NAV per share. In accordance with FASB guidance investments that are measured at fair value using the NAV per share as a practical expedient have not been classified in the fair value hierarchy.

For Level 2 plan assets, management reviews significant investments on a quarterly basis including investigation of unusual fluctuations in price or returns and obtaining an understanding of the pricing methodology to assess the reliability of third-party pricing estimates.

The valuation methodologies described above may generate a fair value calculation that may not be indicative of net realizable value or future fair values. While the Company believes the valuation methodologies used are appropriate, the use of different methodologies or assumptions in calculating fair value could result in different amounts. The Company invests in various assets in which valuation is determined by NAV. The Company believes that the NAV is representative of fair value at the reporting date, as there are no significant restrictions on redemption of these investments or other reasons to indicate that the investment would be redeemed at an amount different than the NAV.

The fair values of the Company’s pension plan assets at December 31, 2016 and 2015, by asset category were as follows:

	December 31, 2016			December 31, 2015
Asset Category	Total	Level 1	Level 2	Total	Level 1	Level 2
Cash and cash equivalents	$80	$50	$30	$12	$12	$—
Equity	595	595	—	—	—	—
Fixed income	802	—	802	44	—	44
Derivatives and other	—	—	—	18	2	16
Investments measurement at NAV as a practical expedient	774	—	—	315	—	—
Total	$2,251	$645	$832	$389	$14	$60

Employer 401(k) Savings Plan—Prior to the separation, RRD maintained a defined contribution retirement savings plan (401(k)) that is intended to be qualified under Section 401(a) of the Internal Revenue Code in which eligible employees of the Company were allowed to participate for the period beginning July 1, 2016 through September 1, 2016.  Under this plan, employees had the option to contribute a percentage of eligible compensation on both a before-tax and after-tax basis. RRD could have provided a 401(k) discretionary match to participants, but did not in 2016, 2015 or 2014. Effective September 2, 2017, LSC Communications initiated its own 401(k) plan. Under the LSC Savings Plan (the “Plan”), eligible employees have the option to contribute a percentage of eligible compensation on both a before-tax and after-tax basis.  Effective January 1, 2017, LSC Communications amended the Plan to provide a company match equal to $0.50 of every pre-tax and Roth 401(k) dollar a participating employee contributes to the Plan on up to the first 3.0% of such participant’s pay.

Multi-Employer Pension Plans—Multi-employer plans receive contributions from two or more unrelated employers pursuant to one or more collective bargaining agreements and the assets contributed by one employer may be used to fund the benefits of all employees covered within the plan. The risk and level of uncertainty related to participating in these multi-employer pension plans differs significantly from the risk associated with the Company-sponsored defined benefit plans. For example, investment decisions are made by parties unrelated to the Company and the financial stability of other employers participating in a plan may affect the Company’s obligations under the plan.

During the year ended December 31, 2016, the Company recorded restructuring, impairment and other charges of $5 million for multi-employer pension plan withdrawal obligations. Of these charges, $3 million were unrelated to facility closures and $2 million were primarily related to facility closures. During the year ended December 31, 2015, the Company recorded restructuring, impairment and other charges of $4 million for multi-employer pension plan withdrawal obligations. Of these charges, $3 million were unrelated to facility closures and $1 million were primarily related to facility closures. For the year ended December 31, 2014, the Company recorded restructuring, impairment and other charges of $18 million associated with its estimated liability for withdrawing from two defined benefit multi-employer pension plans. Of these charges, $17 million were due to the Company’s decision to withdraw from the two defined benefit multiemployer pension plans and $1 million were primarily related to facility closures. Refer to Note 4, Restructuring, Impairment and Other Charges, for further details of charges related to complete or partial multi-employer pension plan withdrawal liabilities recognized in the combined statements of income.

The Company’s withdrawal liabilities could be affected by the financial stability of other employers participating in the plans and any decisions by those employers to withdraw from the plans in the future. While it is not possible to quantify the potential impact of future events or circumstances, reductions in other employers’ participation in multi-employer pension plans, including certain plans from which the Company has previously withdrawn, could have a material impact on the Company’s previously estimated withdrawal liabilities, may affect consolidated and combined statements of income, balance sheets or cash flows. As a result of the acquisition of Courier, the Company participates in two multi-employer pension plans, one of which the Company’s contributions are approximately 85% of the total plan contributions. Both plans are estimated to be underfunded and have a red zone status, designated as a result of low contribution funding levels, under the Pension Protection Act.

During the years ended December 31, 2016, December 31, 2015 and December 31, 2014, the Company made de minimis contributions to these multi-employer pension plans and other plans from which the Company has completely withdrawn as of December 31, 2016.